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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2002

                               UroMed Corporation
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               (Exact Name of Registrant as Specified in Charter)


       Massachusetts                 000-23266                04-3104185
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(State or Other Jurisdiction        (Commission            (I.R.S. Employer
     of Incorporation)              File Number)         Identification No.)


           1400 Providence Highway
            Norwood, Massachusetts                               02062
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   (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: (781) 762-2080

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 4.  Changes in Registrant's Certifying Accountant.

         On May 14, 2002, PricewaterhouseCoopers LLP resigned as the independent accountants of UroMed Corporation (the "Company"). This resignation was not requested by the Company's Board of Directors or the audit committee thereof. The reports of PricewaterhouseCoopers LLP on the Company's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that its report on the financial statements for the year ended December 31, 2001 included an explanatory paragraph regarding the ability of the Company to continue as a going concern. During the two most recent fiscal years and through May 14, 2002, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference thereto in its report. During the two most recent fiscal years and through May 14, 2002, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)). The Company has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PricewaterhouseCoopers LLP agrees with the above statements. A copy of such letter, dated May 14, 2002, is filed as Exhibit 16 to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial States of Businesses Acquired:  Not applicable

         (b)  Pro Forma Financial Information:  Not applicable

         (c)  Exhibits.

              Exhibit No.  Description

                   16 Letter dated May 14, 2002 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UROMED CORPORATION

Date: May 15, 2002                    By:   /s/ Daniel Muscatello
                                          -------------------------------------
                                          Daniel Muscatello
                                          President and Chief Executive Officer



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                                  EXHIBIT INDEX

         Exhibit No.    Description
         -----------    -----------

         16 Letter dated May 14, 2002 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission